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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported
November 16, 2005

ABERDENE MINES LIMITED
(Exact name of registrant as specified in its charter)

NEVADA	000-33189	88-0454792
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

101 Convention Center
Suite 700
Las Vegas, NV 89109
 (Address of principal executive offices and Zip Code)

(702) 939-5389
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE

On November 16, 2005, the Company announced the continuing results from the New York Canyon project located in the southeastern portion of Mineral County, Nevada, thirty miles east of the county of Hawthorne.

On December 1, 2005, the Company announced the continuing results from the New York Canyon project located in the southeastern portion of Mineral County, Nevada, thirty miles east of the county of Hawthorne.

On December 14, 2005, the Company announced the results from the 2005 exploration program conducted on its New York Canyon copper project. The 8,926 acre property is located in the southeastern portion of Mineral County, Nevada, thirty miles east of the county seat of Hawthorne.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibit	Description

	99.1	Press Release
	99.2	Press Release
	99.3	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 5th day of January, 2006.

ABERDENE MINES LIMITED

BY:	/s/ Brent Jardine
Brent Jardine
President, Principal Executive Officer, Principal
Financial Officer and a member of the board of directors.